Exhibit 10.1

[Form of]

United States Commodity Index Fund Trust

AUTHORIZED PURCHASER AGREEMENT

This Authorized Purchaser Agreement (the “Agreement”), dated as of                     , is entered into by and among United States Commodity Funds LLC, a Delaware limited liability company (the “Sponsor”), the United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each series established and designated by the Trust as a fund and listed on Annex A (each, a “Fund”), and [                    ], (the “Authorized Purchaser”).

This Agreement shall constitute a separate agreement between the Authorized Purchaser, the Sponsor, the Trust and each Fund, as if such Fund had executed a separate Authorized Purchaser Agreement. The Authorized Purchaser hereby acknowledges that its rights and obligations with respect to a Fund shall not create any right or other obligations with respect to any other Fund listed on Annex A, as amended from time to time, and acknowledges the additional limitation on liability of the Sponsor, Trust and the Fund described in Section 10(c) of this Agreement. Any Fund that becomes a party hereto by executing an amendment to this Agreement substantially in the form of Annex B (each such amendment together with the schedules attached thereto, an “Amendment”) shall become a party to this Agreement and any references herein to the Fund shall be treated as references to such Fund. The obligations of the Sponsor, Trust, the Authorized Purchaser and any Fund other than the Funds listed on Annex A, will be subject to the terms and conditions of the Amendment to this Agreement to be entered into with that Fund.

SUMMARY

The Sponsor serves in its capacity as Sponsor of the Trust and each Fund pursuant to the Third Amended and Restated Declaration of Trust and Trust Agreement dated as of March 22, 2013, as amended or supplemented from time to time (the “Trust Agreement”). Brown Brothers Harriman Co. (the “Administrator”, “Transfer Agent” or “Custodian”) and ALPS Distributors (the “Marketing Agent”) each serve as agents of the Sponsor and for all purposes of this Agreement, and all references to agreements, obligations or duties of the Administrator, Custodian or Marketing Agent herein shall be deemed references to agreements, obligations of duties of the Sponsor acting through the relevant agent. As provided in the Trust Agreement and described in the prospectus of the applicable Fund (the “Prospectus”), as supplemented and amended from time to time, Units of fractional undivided beneficial interest in and ownership of such Fund (the “Units”) may be created or redeemed through the Marketing Agent by the Authorized Purchaser in aggregations of fifty thousand (50,000) Units (each aggregation, a “Creation Basket” or “Redemption Basket,” respectively; collectively, “Baskets”). Creation Baskets are offered only pursuant to the most recent registration statement of a Fund, as declared effective by the Securities and Exchange Commission (the “SEC”) and as the same may be amended from time to time thereafter (collectively, the “Registration Statement”). Authorized Purchasers are the only persons that may place orders to create and redeem Creation Baskets or Redemption Baskets.

Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the applicable Prospectus of each Fund and the defined terms in the applicable schedules to this Agreement or to the applicable Amendment for each fund as listed on Annex A. To the extent there is a conflict between any provision of this Agreement other than the indemnities provided in Section 9 and the provisions of the applicable Prospectus of each Fund, the provisions of the Prospectus shall control.

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

Section 1. Order Placement.

To place an order for the creation or redemption of one or more Baskets, an Authorized Purchaser must follow the procedures for creation and redemption referred to in Section 3 of this Agreement and attached to this Agreement as Exhibit A; provided, however, that in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the Baskets are to be offered and sold, the procedures for creation will be as attached to this Agreement as Exhibit A-1.

Section 2. Status and Obligations of Authorized Purchaser.

The Authorized Purchaser represents and warrants and covenants the following:

(a) The Authorized Purchaser is a participant of the Depository Trust Company (“DTC”) (as such a participant, a “DTC Participant”). If the Authorized Purchaser ceases to be a DTC Participant, the Authorized Purchaser shall give prompt notice to the Sponsor of such event, and this Agreement shall terminate immediately as of the date the Authorized Purchaser ceased to be a DTC Participant.

(b) The Authorized Purchaser is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”), and is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. The Authorized Purchaser will maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Agreement. The Authorized Purchaser will comply with all applicable federal law, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, including, but not limited to those applicable to securities and commodities transactions, and with the Constitution, By-Laws and Conduct Rules of FINRA to the extent the foregoing relate to the Authorized Purchaser’s transactions in, and activities with respect to the Baskets. The Authorized Purchaser will not directly or indirectly offer or sell Units in or from any state or jurisdiction where they may not lawfully be offered or sold.

(c) If the Authorized Purchaser is offering or selling Units in jurisdictions outside the several states, territories and possessions of the United States, the Authorized Purchaser will (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Commodities Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder, and (iii) conduct its business in accordance with the spirit of the FINRA Conduct Rules, in each case to the extent the foregoing relate to the Authorized Purchaser’s transactions in, and activities with respect to the Baskets.

(d) The Authorized Purchaser has written policies and procedures reasonably designed to comply with the money laundering and related provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “PATRIOT Act”), and the regulations promulgated thereunder.

(e) The Authorized Purchaser has the capability to send and receive communications to and from the Sponsor, the Marketing Agent and the Custodian, via an authenticated telecommunication facility, via facsimile, via electronic mail, and via such electronic interface as the Sponsor, the Marketing Agent or the Custodian may from time to time provide. The Authorized Purchaser shall confirm such capability to the satisfaction of the Sponsor and the Marketing Agent by the end of the Business Day (as defined in the applicable Schedule to this Agreement) before placing its first order with the Marketing Agent (whether such order is to create or to redeem Baskets). If required by the Marketing Agent, the Administrator or the Custodian with respect to authorized telecommunications by electronic mail or telephonic facsimile, the Authorized Purchaser shall enter into a separate agreement with the Marketing Agent, the Administrator or the Custodian, as the case may be, indemnifying such party with respect to its communications by electronic mail and/or telephonic facsimile, as applicable.

(f) Because new Baskets can be created and Units therein issued on an ongoing basis, at any point during the life of the trust, a “distribution,” as such term is used in the 1933 Act, may be occurring with respect to resales of these Units. The Authorized Purchaser is cautioned that some of its activities may result in its being deemed a participant in a distribution in a manner that would render it a statutory underwriter and subject it to the prospectus-delivery and liability provisions of the 1933 Act. The Authorized Purchaser should review the “What is the Plan of Distribution?” portion of the Prospectus and consult with its own counsel in connection with entering into this Agreement and placing an Order (as defined in Section 3). In addition to satisfying the prospectus-delivery and disclosure requirements of the 1933 Act, the Authorized Purchaser and any other participant in the distribution of the Units purchased by the Authorized Purchaser also has the obligation to comply with the disclosure delivery requirements under the CEA. To the extent the Authorized Purchaser has distributed a Preliminary Prospectus to prospective investors, if the Authorized Purchaser has been notified by the Sponsor of material changes made to that document as compared to the final Prospectus, the Authorized Purchaser shall give notice to any prospective investor who received the Preliminary Prospectus of such material change prior to consummating a sale.

Section 3. Orders.

(a) All orders to create or redeem Baskets shall be made in accordance with the terms of the Prospectus, this Agreement and the creation and redemption procedures attached hereto as Exhibit A (the “Procedures”), except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the Baskets are to be offered and sold which will be governed by the procedures set forth in Exhibit A-1. Each party will comply with such foregoing procedures to the extent applicable to it. The Sponsor may issue additional or other procedures from time to time relating to the manner of creating or redeeming Baskets and the Authorized Purchaser will comply with such procedures. The Authorized Purchaser hereby consents to the use of recorded telephone lines; provided that the Sponsor shall promptly provide copies of recordings of any such calls to the Authorized Purchaser upon reasonable request by the Authorized Purchaser unless such recordings have been erased or destroyed prior to receipt of such request in the normal course of business in accordance with the recording party’s general record keeping policies and procedures. The Sponsor shall take such actions as necessary to satisfy Authorized Purchasers’ reasonable request for copies of recordings.

(b) The Authorized Purchaser acknowledges and agrees it is acting solely as principal and not on behalf of any other party (whether such party is a customer or otherwise), and that each order to create a Basket (a “Purchase Order”) and each order to redeem a Basket (a “Redemption Order,” and each Purchase Order and Redemption Order, an “Order”) may not be withdrawn by the Authorized Purchaser after the applicable Purchase/Redemption Order Cut-Off Time (as defined in Exhibit A hereto). A form of Purchase/Redemption Order Form is attached hereto as Exhibit B. References to a Purchase Order Form or Redemption Order Form mean both the written form and the applicable Purchase Order or Redemption Order.

Section 4. Fees.

In connection with each Order by an Authorized Purchaser to create or redeem one or more Baskets, the Sponsor shall charge, and the Authorized Purchaser shall pay to the Sponsor, the Transaction Fee applicable to such creation or redemption. The Transaction Fee may be adjusted from time to time as set forth in the Prospectus.

Section 5. Authorized Persons.

Concurrently with the execution of this Agreement and as requested in writing from time to time thereafter, the Authorized Purchaser shall deliver to the Sponsor and the Marketing Agent, notarized and duly certified as appropriate by its secretary or other duly authorized official, a certificate in the form of Certified Authorized Persons of the Authorized Purchaser (attached as Schedule 2 to this Agreement (or Schedule 2 to the applicable Amendment with respect to a Fund as set forth in Annex A hereto)) setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Purchaser (each, an “Authorized Person”). The Sponsor or the Marketing Agent may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Sponsor receives a superseding certificate bearing a subsequent date. Upon the termination or revocation of authority of any Authorized Person by the Authorized Purchaser, the Authorized Purchaser shall give immediate written notice of such fact to the Sponsor and the Marketing Agent, and such notice shall be effective upon receipt by the Sponsor. The Authorized Purchaser shall fully indemnify the Sponsor and the Marketing Agent for acting upon the instructions of any person that is no longer an Authorized Person but with respect to whom such notice of revocation has not yet been received.

Section 6. Creation Procedures.

On any Business Day, an Authorized Purchaser may place an order with the Marketing Agent to create one or more Creation Baskets in accordance with this Agreement and the Procedures.

Purchase Orders must be completed by the Purchase Order Cut-off Time (as defined in Exhibit A hereto). The day on which the Marketing Agent receives a valid Purchase Order is the Purchase Order Date. By placing a Purchase Order, an Authorized Purchaser agrees to deposit Treasuries, cash, or a combination of Treasuries and cash with the Custodian of the Fund. The number and type of contracts specified shall be determined by the Sponsor, in its sole discretion, to meet the Fund’s investment objective and shall be purchased as a result of the Authorized Purchaser’s purchase of Units.

Prior to the delivery of Baskets for a Purchase Order, the Authorized Purchaser must also have wired to the Custodian the non-refundable transaction fee due for the Purchase Order. “Treasuries” shall be any U.S. treasury security with two years or less remaining to maturity with an aggregate market value, as determined by the Administrator using the Fund’s valuation procedures, that together with any cash amount will equal the purchase price of the Creation Basket being purchased.

The total deposit required to create each basket (“Creation Basket Deposit”) will be an amount of Treasuries and/or cash that is in the same proportion to the total assets of the Fund (net of estimated accrued but unpaid fees, expenses and other liabilities) on the date the order to purchase is accepted as the number of Units to be created under the Purchase Order is in proportion to the total number of Units outstanding on the date the order is received.

The Sponsor determines, directly in its sole discretion, or in consultation with the Administrator, the requirements for Treasuries and/or the amount of cash, including the maximum permitted remaining maturity of a Treasury and the proportions of Treasuries and cash, that may be included in deposits to create Baskets. The Marketing Agent will publish such requirements at the beginning of each Business Day. Unless otherwise determined by the Sponsor, if Treasuries and cash are to be deposited, the amount of the cash deposit required will be the difference between (i) the aggregate market value of the Treasuries required to be included in a Creation Basket Deposit as of 4:00 PM New York time on the Purchase Order Date and (ii) the total required deposit.

An Authorized Purchaser who places a Purchase Order is responsible for transferring to the Fund’s account with the Custodian the required amount of Treasuries and/or cash by the end of the third Business Day following the Purchase Order Date, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the Baskets are to be offered and sold when the Creation Basket Deposit will be due by 12:00 PM New York time on the date the Purchase Order was accepted by the Marketing Agent. Upon receipt of the deposit amount, the Administrator will cause DTC to credit the number of Baskets ordered to the Authorized Purchaser’s DTC account on the third Business Day following the Purchase Order Date, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets, when the Administrator will cause DTC to credit the number of Baskets so ordered upon confirmation by the Custodian that the Creation Basket Deposit has been received by the Custodian. The expense and risk of delivery and ownership of Treasuries until such Treasuries have been received by the Custodian on behalf of the Fund shall be borne solely by the Authorized Purchaser.

Section 7. Redemption Procedures.

On any Business Day, an Authorized Purchaser may place an order with the Marketing Agent to redeem one or more Redemption Baskets in accordance with this Section 7 and the Procedures. Redemption Orders must be placed by the Redemption Order Cut-off Time (as defined in Exhibit A hereto). A Redemption Order so received is effective on the date it is received in good order by the Marketing Agent. The day on which the Marketing Agent receives a valid Redemption Order is the “Redemption Order Date”. By placing a Redemption Order, an Authorized Purchaser agrees to deliver the Redemption Basket to be redeemed through DTC’s book-entry system to the Fund’s account with the Custodian not later than 12:00 PM New York time on the third Business Day following the effective date of the Redemption Order (“Redemption Distribution Date”). The number and type of contracts specified shall be determined by the Sponsor, in its sole discretion, to meet the Fund’s investment objective and shall be sold as a result of the Authorized Purchaser’s sale of Units. Prior to the delivery of the redemption distribution for a Redemption Order, the Authorized Purchaser must also have wired to the Fund’s account at the Custodian the non-refundable Transaction Fee due for the Redemption Order.

The redemption distribution from the Fund consists of a transfer to the redeeming Authorized Purchaser of an amount of Treasuries and/or cash with a value that is in the same proportion to the total assets of the Fund (net of estimated accrued but unpaid fees, expenses and other liabilities) on the date the order to redeem is properly received as the number of Units to be redeemed under the Redemption Order is in proportion to the total number of Units outstanding on the date the order is received. The Sponsor, directly or in consultation with the Administrator, will determine the requirements for Treasuries and/or the amount of cash, including the maximum permitted remaining maturity of a Treasury, and the proportions of Treasuries and cash, that may be included in distributions to redeem Baskets. The Marketing Agent will publish an estimate of the redemption distribution per basket as of the beginning of each business day.

The redemption distribution due from the Fund is delivered to the Authorized Purchaser on the Redemption Distribution Date if, by 3:00 PM New York time on such Redemption Distribution Date, the Fund’s DTC account has been credited with the Baskets to be redeemed. If the Fund’s DTC account has not been credited with all of the Baskets to be redeemed by such time, the redemption distribution is delivered to the extent of whole Baskets received. Any remainder of the redemption distribution is delivered on the next Business Day to the extent of remaining whole Baskets received if the Fund receives the fee applicable to the extension of the Redemption Distribution Date which the Sponsor may, from time to time, determine and the remaining Baskets to be redeemed are credited to the Fund’s DTC account by 3:00 PM New York time on such next Business Day. Any further remaining amount of the Redemption Order shall be cancelled and the Authorized Purchaser will indemnify the Sponsor, the Trust and the Fund for any losses, if any, due to such cancellation, including but not limited to the difference in the price of investments sold as a result of the Redemption Order and investments made to reflect that such order has been cancelled. Pursuant to instruction from the Sponsor, the Custodian may also deliver the redemption distribution notwithstanding that the Baskets to be redeemed are not credited to the Fund’s DTC account by 3:00 PM New York time on the Redemption Distribution Date if the Authorized Purchaser has collateralized its obligation to deliver the Baskets through DTC’s book entry system on such terms as the Sponsor may from time to time determine.

Section 8. Role of Authorized Purchaser.

(a) The Authorized Purchaser acknowledges that, for all purposes of this Agreement, the Authorized Purchaser is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the Fund, the Trust, the Sponsor, the Marketing Agent, the Administrator or the Custodian in any matter or in any respect.

(b) The Authorized Purchaser will, to the extent reasonably practicable, make itself and its employees available, upon request, during normal business hours to consult with the Sponsor and the Marketing Agent concerning the performance of the Authorized Purchaser’s responsibilities under this Agreement; provided that the Authorized Purchaser shall be under no obligation to divulge or otherwise discuss any information that the Authorized Purchaser believes (i) is confidential or proprietary in nature or (ii) the disclosure of which to third parties would be prohibited.

(c) Notwithstanding the provisions of Section 8(b), the Authorized Purchaser will maintain records of all sales of Creation Baskets made by or through it and, upon reasonable request of the Sponsor, except if prohibited by applicable law and subject to any privacy obligations or other obligations arising under federal or state securities laws it may have to its customers, will furnish the Sponsor with the names and addresses of the purchasers of such Creation Baskets and the number of Creation Baskets purchased if and to the extent that the Sponsor, the Trust or the Fund has been requested to provide such information to the Commodities Futures Trading Commission, Securities Exchange Commission, Financial Industry Regulatory Authority, or the Internal Revenue Service (“Fund Regulators”). For the avoidance of doubt, all such information provided by the Authorized Purchaser shall be Confidential Information (as defined in Section 18) and shall not be used for any purpose other than to satisfy requests of Fund Regulators.

(d) The Trust and/or the Fund may from time to time be obligated to deliver prospectuses, proxy materials, annual or other reports of the Trust and/or the Fund or other similar information (“Fund Documents”) to its Unitholders. The Authorized Purchaser agrees (i) subject to any privacy obligations or other obligations arising under federal or state securities laws it may have to its customers, to reasonably assist the Sponsor in ascertaining certain information regarding sales of Creation Baskets made by or through the Authorized Purchaser that is necessary for the Trust and/or the Fund to comply with such obligations upon written request of the Sponsor or (ii) in lieu thereof, and at the option of the Authorized Purchaser, the Authorized Purchaser may undertake to deliver Fund Documents to the Authorized Purchaser’s customers that custody Units with the Authorized Purchaser, after receipt from the Trust and/or the Fund of sufficient quantities of such Fund Documents to allow mailing thereof to such customers. The expenses associated with such transmissions shall be borne by the Sponsor in accordance with usual custom and practice in respect of such communications. The Sponsor agrees that the names, addresses and other information concerning the Authorized Purchaser’s customers are and shall remain the sole property of the Authorized Purchaser, and none of the Sponsor, the Trust, the Fund or any of their respective affiliates shall use such names, addresses or other information for any purposes except in connection with the performance of their duties and responsibilities hereunder and except to the extent necessary for the Trust and/or the Fund to meet its regulatory requirements as set forth in Section 8(b) and in this Section 8(c) of the Agreement.

Section 9. Indemnification.

(a) Indemnification of Authorized Purchaser. The Sponsor agrees to indemnify, defend and hold harmless the Authorized Purchaser, its partners, stockholders, members, directors, officers, employees, affiliates, agents and any person who controls such persons within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (each a “Sponsor Indemnified Person”), from and against any loss, damage, expense, liability or claim (including reasonable attorney fees and the reasonable cost of investigation) which the Authorized Purchaser or any such person may incur under the 1933 Act, the Exchange Act, the CEA, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon:

(1)

any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended or supplemented) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Prospectus and the Prospectus as amended or supplemented) or any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Authorized Purchaser furnished in writing by or on behalf of the Authorized Purchaser to the Sponsor expressly for use in such Registration Statement;

(2)	any untrue statement or alleged untrue statement of a material fact or breach by the Sponsor of any representation or warranty contained in this Agreement;

(3)	the failure by the Sponsor, the Trust, the Fund or their respective agents to perform when and as required, any agreement, obligation, duty or covenant contained herein;

(4)

the failure by the Sponsor, the Trust, the Fund or their respective agents to comply with applicable laws and the rules and regulations of any governmental entity or any self-regulatory organization to the extent the foregoing relates to transactions in, and activities with respect to Baskets; or

(5)

the Authorized Purchaser’s performance of its duties under this Agreement except in the case of this clause (5), for any loss, damage, expense, liability or claim resulting from the gross negligence or willful misconduct of the Authorized Purchaser.

In no case is the indemnity of the Sponsor in favor of the Sponsor Indemnified Person to be deemed to protect the Sponsor Indemnified Person against any liability to which the Sponsor Indemnified Person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

If any action, suit or proceeding (each, a “Proceeding”) is brought against a Sponsor Indemnified Person or any such person in respect of which indemnity may be sought against the Sponsor pursuant to the foregoing paragraph, such Sponsor Indemnified Person shall promptly notify the Sponsor in writing of the institution of such Proceeding, provided, however, that the omission to so notify the Sponsor shall not relieve the Sponsor or the Fund from any liability which it may have to the Sponsor Indemnified Person except to the extent that it has been materially prejudiced by such failure and has not otherwise learned of such Proceeding. The Sponsor Indemnified Person shall have the right to employ its own counsel in any such case and the fees and expenses of such counsel shall be borne by the Sponsor and the Fund and paid as incurred (it being understood, however, that neither the Sponsor nor the Fund shall be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the Sponsor Indemnified Persons who are parties to such Proceeding) or for the expenses and fees incurred with respect to matters that are not indemnifiable in accordance with the preceding paragraph. A Sponsor Indemnified Person shall give the Sponsor reasonable prior notice of settlement of any Proceeding in respect of which indemnity may be sought against the Sponsor pursuant to this Section 9(a), provided, however that the omission to so notify the Sponsor shall not relieve the Sponsor or the Fund from any liability which it may have to the Sponsor Indemnified Person.

(b) The Authorized Purchaser agrees to indemnify, defend and hold harmless each of the Fund, the Trust, the Sponsor and their respective partners, stockholders, members, trustees, directors, officers, employees, affiliates, agents (including the Administrator, the Custodian and the Marketing Agent) and any person who controls the Sponsor within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (each, an “AP Indemnified Person”), from and against any loss, damage, expense, liability or claim (including reasonable attorney fees and the reasonable cost of investigation) which the AP Indemnified Person may incur as a result of or in connection with any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Authorized Purchaser to the Sponsor expressly for use in the Registration Statement (or in the Registration Statement as amended or supplemented by any post-effective amendment thereof) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

The Authorized Purchaser will also indemnify each AP Indemnified Person from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such AP Indemnified Person may incur as a result of or in connection with any actions of an AP Indemnified Person in accordance with any instructions by the Authorized Purchaser except in the case of any loss, damage, expense, liability or claim resulting from the gross negligence or willful misconduct of an AP Indemnified Person. In no case is the indemnity of the Authorized Purchaser in favor of each AP Indemnified Person to be deemed to protect the AP Indemnified Person against any liability to which the AP Indemnified Person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

If any Proceeding is brought against an AP Indemnified Person, such AP Indemnified Person shall promptly notify the Authorized Purchaser in writing of the institution of such

Proceeding; provided, however, that the omission to so notify the Authorized Purchaser shall not relieve the Authorized Purchaser from any liability which it may have to such AP Indemnified Person except to the extent that it has been materially prejudiced by such failure and has not otherwise learned of such Proceeding. The AP Indemnified Person or such person shall have the right to employ its own counsel and the fees and expenses of such counsel shall be borne by the Authorized Purchaser and paid as incurred (it being understood, however, that the Authorized Purchaser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the AP Indemnified Persons who are parties to such Proceeding) or for the expenses and fees incurred with respect to matters that are not indemnifiable in accordance with the preceding paragraph. An AP Indemnified Person shall give the Authorized Purchaser reasonable prior notice of settlement of any Proceeding in respect of which indemnity may be sought against the Authorized Purchaser pursuant to this Section 9(b), provided, however that the omission to so notify the Authorized Purchaser shall not relieve the Authorized Purchaser from any liability which it may have to the AP Indemnified Person.

(c) The indemnity agreements contained in this Section 9 and the covenants, warranties and representations of the Sponsor contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Authorized Purchaser, its partners, stockholders, members, directors, officers, employees and or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls the Authorized Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, or by or on behalf of each of the Sponsor, the Trust, the Fund, their partners, stockholders, members, trustees, directors, officers, employees or any person who controls the Sponsor or the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the initial issuance and delivery of the Units. The Sponsor and the Authorized Purchaser agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Sponsor, against any of the Sponsor’s officers or directors in connection with the issuance and sale of the Units, or in connection with the Registration Statement or the Prospectus.

Section 10.

(a) Limitation of Liability. None of the Sponsor, the Trust, the Fund, the Authorized Purchaser, the Marketing Agent, the Administrator, or the Custodian, shall be liable to each other or to any other person, including any party claiming by, through or on behalf of the Authorized Purchaser, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by each other or any other person or out of any interruption or delay in the electronic means of communications used by them.

(b) Tax Liability. The Authorized Purchaser shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any Basket made pursuant to this Agreement, regardless of whether or not such tax or charge is imposed directly on the Authorized Purchaser. To the extent the Sponsor, the Trust or the Fund is required by law to pay any such tax or charge, the Authorized Purchaser agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

(c) Additional Limitation on Liability of the Sponsor, Trust and the Fund. The Authorized Purchaser agrees to look solely to the assets of the Fund and to the Sponsor and its assets in respect of any claim against or obligation of the Fund. The Authorized Purchaser acknowledges and agrees that liability of the Fund, as a series of the Trust, is limited pursuant to Section 3804(a) of the Delaware Statutory Trust Act, such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Fund shall be enforceable against the assets of the Fund only, and not against the assets of the Trust generally or the assets of any other series of the Trust, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing with respect to the Trust generally and any other series of the Trust shall be enforceable against the assets of the Fund.

Section 11. Acknowledgment.

The Authorized Purchaser acknowledges receipt of a copy of the Prospectus and represents that it has reviewed and understands such document.

Section 12. Effectiveness and Termination.

Upon the execution of this Agreement by the parties hereto, this Agreement shall become effective in this form as of the date first set forth above with respect to the Fund, and any Amendment to this Agreement shall become effective as of the date set forth on such Amendment, and may be terminated with respect to any Fund at any time by any party upon thirty (30) days prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a); (ii) upon notice to the Authorized Purchaser by the Sponsor in the event of a breach by the Authorized Purchaser of this Agreement or the procedures described or incorporated herein; or (iii) at such time as the Fund is terminated. Termination of this Agreement with respect to any Fund shall not result in the termination of this Agreement with respect to any other Fund listed on Annex A.

Section 13. Marketing Materials; Representations Regarding Baskets; Identification in Registration Statement.

(a) The Authorized Purchaser represents, warrants and covenants that, (i) without the written consent of the Sponsor, the Authorized Purchaser will not make, or permit any of its representatives to make, in connection with any sale or solicitation of a sale of Baskets any representations concerning the Units or the Sponsor, the Trust, the Fund or any AP Indemnified Person other than representations consistent with (A) the then-current Prospectus of the Fund, (B) printed information approved by the Sponsor as information supplemental to such Prospectus or (C) any promotional materials or sales literature furnished to the Authorized Purchaser by the Sponsor, and (ii) the Authorized Purchaser will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Baskets or any AP Indemnified Person, including the Fund, that is not consistent with the Fund’s then current Prospectus. Copies of the then-current Prospectus of the Fund and any such printed supplemental information will be supplied by the Sponsor to the Authorized Purchaser in reasonable quantities upon request.

(b) The Authorized Purchaser agrees to comply with the prospectus and disclosure delivery requirements of the federal securities and commodities laws. In connection therewith, the Authorized Purchaser will provide each prospective purchaser with a copy of the Fund’s Prospectus.

(c)

The Authorized Purchaser hereby agrees that for the term of this Agreement the Sponsor or its agent, the Marketing Agent, may deliver the then-current Prospectus, and any supplements or amendments thereto or recirculation thereof, to the Authorized Purchaser in Portable Document Format (“PDF”) via electronic mail to [                    ] in lieu of delivering the Prospectus in paper form. The Authorized Purchaser may revoke the foregoing agreement at any time by delivering written notice to the Sponsor and, whether or not such agreement is in effect, the Authorized Purchaser may, at any time, request reasonable quantities of the Prospectus, and any supplements or amendments thereto or recirculation thereof, in paper form from the Sponsor or its agent, the Marketing Agent. The Authorized Purchaser acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the Prospectus in PDF instead of in paper form. The Sponsor will, when requested by the Authorized Purchaser, make available at no cost the software and technical assistance necessary to allow the Authorized Purchaser to access, view and print the PDF version of the Prospectus.

(d) For as long as this Agreement is effective, the Authorized Purchaser agrees to be identified as an authorized purchaser of the Fund at the Sponsor’s discretion (i) in the section of the Prospectus included within the Registration Statement entitled “Creation and Redemption of Units,” and in any other section as may be required by the SEC and (ii) on the Fund’s website.

Section 14. Certain Covenants of the Sponsor.

The Sponsor and the Trust, on its own behalf and on behalf of the Fund, covenant and agree:

(a) the Sponsor shall notify the Authorized Purchaser promptly of the happening of any event during the term of this Agreement which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and deliver or otherwise make available, at the expense of the Fund, to the Authorized Purchaser copies of such amendments or supplements to such Prospectus as may be necessary to reflect any such change at such time and in such numbers as necessary to enable the Authorized Purchaser to comply with any obligation it may have to deliver such revised, supplemented or amended Prospectus to customers.

(b) the Sponsor shall notify the Authorized Purchaser when a revised, supplemented, or amended Prospectus is available and to deliver or otherwise make available to the Authorized Purchaser copies of such revised, supplemented or amended Prospectus at such time and in such numbers as to enable the Authorized Purchaser to comply with any obligation it may have to deliver such revised, supplemented or amended Prospectus to customers, provided that as a general matter the Sponsor will make such revised, supplemented or amended Prospectus available to the Authorized Purchaser on or before its effective date;

(c) the Sponsor shall cause Spicer Jeffries, LLP, accountants to the Fund, to deliver, at each time (i) the Registration Statement or the Prospectus is amended or supplemented by the filing of a post-effective amendment, (ii) a new Registration Statement is filed to register additional Baskets in reliance on Rule 429 of the 1933 Act, and (iii) there is financial information incorporated by reference into the Registration Statement or the Prospectus, letters dated such dates and addressed to the Authorized Purchaser, containing statements and information of the type ordinarily included in accountants’ letters to underwriters with respect to the financial statements and other financial information contained in or incorporated by reference into the Registration Statement and the Prospectus;

(d) the Sponsor shall deliver to the Authorized Purchaser, at each time (i) the Registration Statement or the Prospectus is amended or supplemented by the filing of a post-effective amendment, (ii) a new Registration Statement is filed to register additional Baskets in reliance on Rule 429 of the 1933 Act, and (iii) there is financial information incorporated by reference into the Registration Statement or the Prospectus, a certification by a duly authorized officer of the Sponsor in the form attached hereto as Exhibit C. In addition, any certificate signed by any officer of the Sponsor and delivered to the Authorized Purchaser or counsel for the Authorized Purchaser pursuant hereto shall be deemed to be a representation and warranty by the Sponsor as to matters covered thereby to the Authorized Purchaser; and

(e) the Sponsor shall furnish directly or through the Marketing Agent to the Authorized Purchaser, at each time (i) the Registration Statement or the Prospectus is amended or supplemented by the filing of a post-effective amendment, (ii) a new Registration Statement is filed to register additional Baskets in reliance on Rule 429 of the 1933 Act, and (iii) there is financial information incorporated by reference into the Registration Statement or the Prospectus, such documents and certificates in the form as reasonably requested.

Section 15. Third Party Beneficiaries.

Each AP Indemnified Person, to the extent it is not a party to this Agreement, is a third-party beneficiary of this Agreement and may proceed directly against the Authorized Purchaser (including by bringing proceedings against the Authorized Purchaser in its own name) to enforce any obligation of the Authorized Purchaser under this Agreement which directly or indirectly benefits such AP Indemnified Person. Each Sponsor Indemnified Person, to the extent it is not a party to this Agreement, is a third-party beneficiary of this Agreement and may proceed directly against the Sponsor, the Fund or their respective agents (including by bringing proceedings against the Sponsor, the Fund or their respective agents in its own name) to enforce any obligation of the Sponsor, the Fund or their agents under this Agreement which directly or indirectly benefits such Sponsor Indemnified Person; provided, however, for the avoidance of doubt, that such Sponsor Indemnified Person shall be subject to limitations set forth in Section 10(c) of this Agreement.

Section 16. Force Majeure.

No party to this Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Agreement by reason of any cause beyond its reasonable control. This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations.

Section 17. Power of Attorney

(a) The Authorized Purchaser, by virtue of its purchase of Units in a Fund, irrevocably constitutes and appoints the Sponsor with full power of substitution, as the true and lawful attorney-in-fact and agent for the Authorized Purchaser in its capacity as a Unitholder of the Fund with full power and authority to act in the Authorized Purchaser’s name and on its behalf in the execution, acknowledgment, filing and publishing of Trust documents, including, but not limited to, the following:

(1)

Any certificates and other instruments, including but not limited to, any applications for authority to do business and amendments thereto, which the Sponsor deems appropriate to qualify or continue the Trust as a business or statutory trust in the jurisdictions in which the Trust may conduct business, so long as such qualifications and continuations are in accordance with the terms of this Trust Agreement or any amendment hereto, or which may be required to be filed by the Trust or the Unitholders under the laws of any jurisdiction;

(2)	Any instrument which may be required to be filed by the Trust under the laws of any state or by any governmental agency, or which the Sponsor deems advisable to file; and

(3)

The Trust Agreement and any documents which may be required to effect an amendment to the Trust Agreement approved under the terms of the Trust Agreement, and the continuation of the Trust, the increase or decrease of the Global Certificates pursuant to Section 4.6 of the Trust Agreement, or the termination of the Trust, provided such continuation, increase, decrease or termination is in accordance with the terms of the Trust Agreement.

(b) The Power of Attorney granted to the Sponsor by the Authorized Purchaser in its capacity as a Unitholder:

(1)

Is a special, irrevocable Power of Attorney coupled with an interest, and shall survive and not be affected by the death, disability, dissolution, liquidation, termination or incapacity of the Authorized Purchaser as Unitholder;

(2)	May be exercised by the Sponsor for the Authorized Purchaser by facsimile signature and/or by a single signature of one of its officers acting as attorney-in-fact for all of them; and

(3)

Shall survive the delivery of an assignment by the Authorized Purchaser of the whole or any portion of its Units, as applicable, except that where the records of a Direct Participant or Indirect Participant reflect a transfer by the Authorized Purchaser of its Units that has otherwise been effectuated in accordance with the provisions of the Trust Agreement, the Prospectus, the Depository’s procedures and the procedures of such Direct Participant or Indirect Participant, as applicable, the Power of Attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Sponsor to execute, acknowledge and file any instrument necessary to effect such transfer.

(c) The Authorized Purchaser in its capacity as a Unitholder agrees to be bound by any representations made by the Sponsor and by any successor thereto, determined to be acting in good faith pursuant to such Power of Attorney and not constituting gross negligence or willful misconduct.

(d) The Power of Attorney granted to the Sponsor by the Authorized Purchaser in its capacity as a Unitholder shall not authorize the Sponsor to act on behalf of the Authorized Purchaser in its capacity as a Unitholder in any situation in which the Trust Agreement requires the approval of Unitholders unless such approval has been obtained as required by the Trust Agreement. In the event of any conflict between the Trust Agreement and any instruments filed by the Sponsor or any new Sponsor pursuant to this Power of Attorney, the Trust Agreement shall control.

Section 18. Miscellaneous.

(a) Entire Agreement. This Agreement (including any schedules and exhibits attached hereto and thereto) contains all of the agreements among the parties hereto (and thereto) with respect to the transactions contemplated hereby (and thereby) and supersedes all prior agreements or understandings, whether written or oral, among the parties with respect thereto.

(b) Amendment and Modification. This Agreement may be amended, modified or supplemented only by a written instrument executed by all the parties.

(c) Successors and Assigns; Assignment. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties and any assignment without such consent shall be null and void.

(d) Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure or breach.

(e) Severability. The parties hereto desire that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) Notices. All notices, waivers, or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, by facsimile (and, if sent by facsimile, followed by delivery by nationally-recognized express courier), sent by nationally-recognized express courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Sponsor, to:

United States Commodity Funds LLC

c/o Nicholas D. Gerber

1999 Harrison Street, Suite 1530

Oakland, CA 94612

if to the Trust, to:

United States Commodity Index Funds Trust

c/o United States Commodity Funds LLC

c/o Nicholas D. Gerber

1999 Harrison Street, Suite 1530

Oakland, CA 94612

if to the Authorized Purchaser, to:

All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by facsimile or e-mail, on the date of such delivery if delivered during business hours on a Business Day or, if not delivered during business hours on a Business Day, the first Business Day thereafter, (ii) in the case of delivery by nationally-recognized express courier, on the first Business Day following dispatch, and (iii) in the case of mailing, on the third Business Day following such mailing.

(g) Governing Law; Jurisdiction.

(1)

All questions concerning the construction, interpretation and validity of this Agreement and all transactions hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(2)

Each party irrevocably consents and agrees, for the benefit of the other parties, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or any related agreement may be brought in the courts of the State of New York and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself and in respect of its properties, assets and revenues. Each party irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or any related agreement or the transactions contemplated hereby or thereby which is instituted in any court of the State of New York.

The provisions of this Section 18(g) shall survive any termination of this Agreement, in whole or in part.

(h) No Partnership. Nothing in this Agreement is intended to, or will be construed to constitute the Sponsor, the Trust or the Fund, on the one hand, and the Authorized Purchaser or any of its Affiliates, on the other hand, as partners or joint venturers; it being intended that the relationship between them will at all times be that of independent contractors.

(i) Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

(k) Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

(l) Other Usages. The following usages shall apply in interpreting this Agreement: (i) references to a governmental or quasigovernmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) “including” means “including, but not limited to.”

Section 19. Confidentiality.

(a) The Sponsor, the Trust and the Authorized Purchaser shall maintain in confidence, use only for the purposes provided for in this Agreement, and not disclose to any third party,

without obtaining prior written consent of the Sponsor and the Trust, in the case of the Authorized Purchaser, or the Authorized Purchaser, in the case of the Sponsor or the Trust, any and all Confidential Information (as defined below) that the Authorized Purchaser receives from the Sponsor or the Trust or that the Sponsor or the Trust receive from the Authorized Purchaser; provided, however, that any party may disclose Confidential Information received from any other party to those of its internal and external representatives as may be necessary for such party to carry out its obligations under this Agreement.

“Confidential Information” shall mean (i) all information or data of the Authorized Purchaser or its customers that is disclosed to or received by the Sponsor or the Trust, whether orally, visually or in writing, in any form, including, without limitation, information or data which relates to the Authorized Purchaser’s business or operations, research and development, marketing plans or activities, or actual or potential products; and (ii) all information or data of the Sponsor, the Trust, the Fund or their respective customers that is disclosed to or received by the Authorized Purchaser, whether orally, visually or in writing, in any form, including, without limitation, information or data which relates to the business or operations, research and development, marketing plans or activities, or actual or potential products of the Sponsor, the Trust or the Fund.

(b) Notwithstanding the provisions of this Agreement to the contrary, no party shall have liability to the any other party for the disclosure or use of any of its Confidential Information if the Confidential Information:

(1)	is known to such party at the time of disclosure other than as the result of a breach of this Section 19 by such party;

(2)

has been or becomes publicly known, other than as the result of a breach of this Section 19 by such party, or has been or is publicly disclosed by the Sponsor and the Trust, in the case of its Confidential Information, or the Authorized Purchaser, in the case of its Confidential Information;

(3)	is received by such party after the date of this Agreement from a third party (unless such third party breaches an obligation of confidentiality to any other party); or

(4)

is required to be disclosed by law or similar compulsion or in connection with any legal proceeding or request for information on behalf of a governmental authority or self-regulatory organization, provided that such party shall promptly inform the other parties in writing of such requirement and that such disclosure shall be limited to the extent so required.

(c) The parties recognize and acknowledge that a breach or threatened breach by a party of the provisions of this Section 18 may cause irreparable and material loss and damage to the other parties which cannot be adequately remedied at law and that, accordingly, in addition to, and not in lieu of, any damages or other remedy to which the non-breaching party may be entitled, the issuance of an injunction or other equitable remedy (without the requirement that a bond or other security be posted) is an appropriate remedy for the non-breaching party for any breach or threatened breach of the obligations set forth in this Section 19.

(d) Each party agrees that it will use the same degree of care, but no less than a reasonable degree of care, in safeguarding the Confidential Information of the other parties as it uses for its own Confidential Information of a similar nature. Each party shall promptly notify the other parties in writing of any misuse, misappropriation or unauthorized disclosure of the Confidential Information of any other party that may come to such party’s attention.

(e) Upon the termination of this Agreement, if requested in writing by (i) the Sponsor or the Trust, the Authorized Purchaser shall, at its option, promptly destroy or return to the Sponsor all Confidential Information received from the Sponsor, the Trust or the Fund, all copies and extracts of such Confidential Information and all documents or other media containing any such Confidential Information; and (ii) the Authorized Purchaser, the Sponsor shall, at its option, promptly destroy or return to the Authorized Purchaser all Confidential Information received from the Authorized Purchaser, all copies and extracts of such Confidential Information and all documents or other media containing any such Confidential Information.

{Signature page follows}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

UNITED STATES COMMODITY FUNDS LLC

By:
Name:	Howard Mah
Title:	Management Director

UNITED STATES COMMODITY INDEX FUNDS TRUST, on its own behalf and on behalf of the United States Commodity Index Fund, United States Copper Index Fund, United States Metals Index Fund and the United States Agriculture Index Fund

By:	United States Commodity Funds LLC, as Sponsor

By:
	Name:	Howard Mah
	Title:	Management Director

[                    ]

By:
Name:
Title:
Address:
Telephone:
Facsimile:

EXHIBIT A

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES METALS INDEX FUND

UNITED STATES AGRICULTURE INDEX FUND

CREATION AND REDEMPTION PROCEDURES

Scope of Procedures and Overview

These procedures (the “Procedures”) describe the processes by which one or more Baskets of Fund Units (the “Units”) may be purchased by an Authorized Purchaser, or, once Units have been issued, redeemed by an Authorized Purchaser. Units may be created or redeemed only in blocks of 50,000 Units (each such block, a “Basket”).

Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the applicable Prospectus of each Fund and the defined terms in the applicable schedules to this Agreement or the applicable Amendment for each fund as listed on Annex A.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Marketing Agent to each Authorized Purchaser prior to its execution of the Authorized Purchaser Agreement, and are issued and redeemed in accordance with the Authorized Purchaser Agreement. Baskets may be issued and redeemed on any Business Day by the Marketing Agent in exchange for cash and/or Treasuries, which the Custodian receives from Authorized Purchasers or transfers to Authorized Purchasers, in each case on behalf of the Fund.

Upon acceptance of the Authorized Purchaser Agreement, the Marketing Agent will assign a personal identification number (a “PIN number”) to each Authorized Person authorized to act for the Authorized Purchaser. This will allow the Authorized Purchaser through its Authorized Person(s) to place Purchase Order(s) or Redemption Order(s) for Baskets.

Important Notes:

Any Order is subject to rejection by the Sponsor or the Marketing Agent, as agent of the Sponsor, for the reasons set forth in the Authorized Purchaser Agreement.

All Orders are subject to the provisions of the Trust Agreement, the Prospectus and the Authorized Purchaser Agreement relating to unclear or ambiguous instructions.

The Authorized Purchaser, and each distributor offering and selling Units as part of the distribution of such Units, shall comply with the prospectus delivery and disclosure requirements of the 1933 Act as well as the analogous requirements under the CEA.

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CREATION PROCESS

An order to purchase one or more Baskets placed by an Authorized Purchaser with the Marketing Agent by the Purchase Order Cut-Off Time (as defined in the applicable Schedule 1 to the Authorized Purchaser Agreement) on a Business Day (such day, “CREATION T”) results in the transfer to the Authorized Purchaser’s account at The Depository Trust Company (“DTC”) of Baskets the Authorized Purchaser has purchased, in most instances, by 9:00 AM New York time on CREATION T+3:

CREATION PROCEDURES

1.

By the Purchase Order Cut-Off Time, an Authorized Person of the Authorized Purchaser emails, calls or sends a facsimile to the Marketing Agent to notify such agent that the Authorized Purchaser wishes to place a Purchase Order to create an identified number of Baskets and to request that it be provided with an order number (an “Order Number”). The Authorized Person provides a PIN number as identification. The Marketing Agent records the terms of the order in an electronic Purchase Order Form (in the form attached hereto as Exhibit B). If the Authorized Person conveyed the terms of the order by electronic mail or facsimile, then the Marketing Agent will transmit the written Purchase Order Form (including an Order Number provided by the Marketing Agent) to the Authorized Participant by electronic mail promptly upon completing the Purchase Order Form, which indicates the Marketing Agent’s approval of the Purchase Order Form. If the terms of the order are provided in a telephone call, then after the Authorized Person has placed the order, the Marketing Agent will read the terms of the order back to the Authorized Person. The Authorized Person then must confirm that the Purchase Order has been taken correctly by the Marketing Agent. If the Authorized Purchaser confirms that the Purchase Order has been taken correctly, the Marketing Agent will, before concluding the call, transmit the written Purchase Order Form (including the Order Number) to the Authorized Participant by electronic mail, which indicates the Marketing Agent’s approval of the Purchase Order Form.

2.

To complete a Purchase Order, the Authorized Person must respond to the Marketing Agent with its approval of the written Purchase Order Form by electronic mail prior to the Purchase Order Cutoff Time. If the Authorized Person detects an error or mistake in the written Purchase Order Form, it must return a corrected written Purchase Order Form to the Marketing Agent by electronic mail prior to the Purchase Order Cutoff Time, indicating its approval of the corrected written Purchase Order Form. The Marketing Agent will review the corrected written Purchase Order Form and notify the Authorized Person of its approval or rejection thereof. The Purchase Order will be complete upon approval in writing by both the Authorized Person and the Marketing Agent. If the Purchase Order is not complete and received by the Marketing Agent prior to the Purchase Order Cutoff Time, the Purchase Order will be invalid and will not be processed. The Purchase Order Form must include the Authorized Person’s signature, the name of the Fund, number of Baskets being purchased, and the Order Number.

If the Authorized Participant informs the Marketing Agent that it is unable to receive electronic mail, then the written Purchase Order Form may instead be transmitted by facsimile in place of the references to electronic mail in Subsections 1 and 2.

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3.

If the Marketing Agent provides an electronic order entry system, the Marketing Agent will disseminate appropriate procedures and use of the electronic order entry system (and related procedures) will supersede Subsections 1 and 2 above, and the Marketing Agent’s acceptance of the order terms within the electronic order entry system will substitute for its written approval of a Purchase Order. In any event, if the Purchase Order is not complete and received by the Marketing Agent prior to the Purchase Order Cutoff Time, the Purchase Order will be invalid and will not be processed.

4.

By placing a Purchase Order, an Authorized Purchaser agrees to deposit Treasuries, cash, or a combination of Treasuries and cash with the Custodian of the Fund. If the Marketing Agent rejects a Purchase Order pursuant to Subsection 6 below, it will promptly notify the Authorized Purchaser by electronic mail of the rejection and the reason(s) for such rejection. If the Marketing Agent has received the completed Purchase Order Form on time in accordance with the preceding timing rules, then the Marketing Agent will return to the Authorized Purchaser a copy of the Purchase Order Form submitted, marking it “Affirmed.” A Purchase Order Form marked “Affirmed” by 1:00 PM New York time may no longer be rejected by the Marketing Agent, but the Sponsor retains its right to reject any Purchase Order pursuant to Subsection 6 below. The Marketing Agent shall indicate on the affirmed Purchase Order Form the details of the method of payment to be used for the Transaction Fee.

5.

Based on the Purchase Orders placed with it on CREATION T, the Marketing Agent sends a facsimile to the Transfer Agent indicating the total number of creation Units and total amount of cash and/or Treasuries for the affirmed Purchased Orders for which the Marketing Agent will require an allocation into the custodial accounts of, respectively, the Authorized Purchaser and the Fund on CREATION T+3. If the Sponsor rejects a Purchase Order pursuant to Subsection 6 below after the foregoing messages are given to the Custodian, the Sponsor, directly or through the Marketing Agent, will notify the Transfer Agent of such rejection as soon as practicable but, in any event, by 1:30 PM New York time the same day, identifying the Authorized Purchaser whose Purchase Order was rejected and the amount of Units contained in the rejected Purchase Order. The Transfer Agent will address any such rejection notifications received after 1:30 PM New York time only on a best efforts basis.

6.

The Sponsor and the Marketing Agent each individually has the absolute right, each in its sole discretion, but shall have no obligation, to reject any Purchase Order or Creation Basket Deposit (as defined in Section 6 of the Authorized Purchaser Agreement) (i) if the Sponsor or the Marketing Agent determines that the Purchase Order or Creation Basket Deposit is not in proper form or was not complete before the Purchase Order Cut-Off Time; (ii) determined by the Sponsor or the Marketing Agent not to be in the best interest of the Unitholders; (iii) that, due to position limits or otherwise, the Sponsor or the Marketing Agent determines that investment alternatives that will enable a Fund to meet its investment objective are not available to such Fund at that time; (iv) the acceptance or receipt of which the Sponsor or the Marketing Agent, in its sole discretion, believes would have adverse tax consequences to the Trust, the Fund or the Unitholders; (v) the acceptance or receipt of which would, in the opinion of counsel to the Sponsor or the Marketing Agent, be unlawful; or (vi) if circumstances outside the control of the Sponsor or its designees, including the Marketing Agent or the Custodian,

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make it, for all practical purposes, in the Sponsor’s determination, not feasible to process creations of Creation Baskets. Neither the Sponsor nor any designee, including the Marketing Agent and the Custodian, shall be liable to any person by reason of the rejection of any Purchase Order or Creation Basket Deposit.

REDEMPTION PROCESS

An order to redeem one or more Baskets placed by an Authorized Purchaser with the Marketing Agent by the Redemption Order Cut-off Time (as defined in the applicable Schedule 1 to the Authorized Purchaser Agreement) on a Business Day (such day, “REDEMPTION T”) results in the following taking place by 3:00 PM New York time on REDEMPTION T+3:

•	Transfer to the account at DTC and the subsequent cancellation of the relevant number of the Authorized Purchaser’s Baskets; and

•

Transfer to the Authorized Purchaser by credit to the Authorized Purchaser’s account of cash and Treasuries, if any, in the relevant amount(s) corresponding to the Baskets delivered for redemption (the “Redemption Distribution”).

REDEMPTION PROCEDURES

REDEMPTION T (REDEMPTION ORDER TRADE DATE)

1.

By the Redemption Order Cut-off Time, an Authorized Person of the Authorized Purchaser emails, calls or sends a facsimile to the Marketing Agent to notify the Marketing Agent that the Authorized Purchaser wishes to place a Redemption Order with the Marketing Agent to redeem an identified number of Baskets and to request that it be provided with an Order Number. The Authorized Person provides a PIN number as identification to the Marketing Agent. The Marketing Agent records the terms of the order in an electronic Redemption Order Form (in the form attached hereto as Exhibit B). If the Authorized Person conveyed the terms of the order by electronic mail or facsimile, then the Marketing Agent will transmit the written Redemption Order Form (including an Order Number provided by the Marketing Agent) to the Authorized Participant by electronic mail promptly upon completing the Redemption Order Form, which indicates the Marketing Agent’s approval of the Redemption Order Form. If the terms of the order are provided in a telephone call, then after the Authorized Person has placed the order, the Marketing Agent will read the terms of the order back to the Authorized Person. The Authorized Person then must confirm that the Redemption Order has been taken correctly by the Marketing Agent. If the Authorized Purchaser confirms that the Redemption Order has been taken correctly, the Marketing Agent will, before concluding the call, transmit the written Redemption Order Form (including the Order Number) to the Authorized Participant by electronic mail, which indicates the Marketing Agent’s approval of the Redemption Order Form.

2.

To complete a Redemption Order, the Authorized Person must respond to the Marketing Agent with its approval of the written Redemption Order Form by electronic mail prior to the Redemption Order Cutoff Time. If the Authorized Person detects an error or mistake in the

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written Redemption Order Form, it must return a corrected written Redemption Order Form to the Marketing Agent by electronic mail prior to the Redemption Order Cutoff Time, indicating its approval of the corrected written Redemption Order Form. The Marketing Agent will review the corrected written Redemption Order Form and notify the Authorized Person of its approval or rejection thereof. The Redemption Order will be complete upon approval in writing by both the Authorized Person and the Marketing Agent. If the Redemption Order is not complete and received by the Marketing Agent prior to the Redemption Order Cutoff Time, the Redemption Order will be invalid and will not be processed. The Redemption Order Form must include the Authorized Person’s signature, the name of the Fund, number of Baskets being redeemed, and the Order Number.

If the Authorized Participant informs the Marketing Agent that it is unable to receive electronic mail, then the written Purchase Order Form may instead be transmitted by facsimile in place of the references to electronic mail in Subsections 1 and 2.

3.

If the Marketing Agent provides an electronic order entry system, the Marketing Agent will disseminate appropriate procedures and use of the electronic order entry system (and related procedures) will supersede Subsections 1 and 2 above, and the Marketing Agent’s acceptance of the order terms within the electronic order entry system will substitute for its written approval of a Redemption Order. In any event, if the Redemption Order is not complete and received by the Marketing Agent prior to the Redemption Order Cutoff Time, the Redemption Order will be invalid and will not be processed.

4.

By placing a Redemption Order, an Authorized Purchaser agrees to deliver the Redemption Basket to be redeemed through DTC’s book-entry system to the Fund’s account with the Custodian not later than 3:00 PM New York time on the third Business Day following the effective date of the Redemption Order. The number and type of contracts specified shall be determined by the Sponsor, in its sole discretion, to meet the Fund’s investment objective and shall be sold as a result of the Authorized Purchaser’s sale of Units. If the Marketing Agent rejects a Redemption Order pursuant to Subsection 6 below, it will promptly notify the Authorized Purchaser by electronic mail of the rejection and the reason(s) for such rejection. If the Marketing Agent has received the completed Redemption Order Form on time in accordance with the preceding timing rules, then the Marketing Agent will return a copy of the Redemption Order Form to the Authorized Purchaser, marking it “Affirmed,” by 1:00 PM New York time. A Redemption Order Form marked “Affirmed” may no longer be rejected by the Marketing Agent, but the Sponsor retains its right to reject any Redemption Order pursuant to Subsection 6 below. The Marketing Agent shall indicate on the affirmed Redemption Order Form the amount of Treasuries and/or cash, if any, to be delivered in the Redemption Distribution, and provides details of the method of payment to be used for the Transaction Fee and the method of delivery of the Treasuries and/or cash portion, if any, of the Redemption Distribution. The Marketing Agent shall also indicate on the affirmed Redemption Order Form the specific number and type of futures contracts to be sold at the closing settlement price for such contracts on the Redemption Order Date.

5.	By 1:00 PM New York time, the Marketing Agent will send a facsimile containing instructions to the Transfer Agent to transfer on REDEMPTION T+3 from the custodial accounts of,

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respectively, the Authorized Purchaser and the Fund (“deallocate”) the total number of redemption Units and the total amount of cash and/or Treasuries required to settle the affirmed Redemption Orders received by the Marketing Agent on REDEMPTION T. If the Sponsor rejects a Redemption Order pursuant to the Authorized Purchaser Agreement after the foregoing message is sent, the Sponsor, directly or through the Marketing Agent, will notify the Transfer Agent of such rejection as soon as practicable but, in any event, by 1:30 PM New York time the same day, identifying the Authorized Purchaser whose Redemption Order was rejected and the amount of Units contained in the rejected Redemption Order. The Transfer Agent will address any such rejection notifications received after 1:30 PM New York time only on a best efforts basis.

6.

The Sponsor and the Marketing Agent each individually has the absolute right, each in its sole discretion, but shall have no obligation, to reject any Redemption Order: (i) the Sponsor or the Marketing Agent determines that the Redemption Order is not in proper form or was not complete before the Redemption Order Cut-Off Time; (ii) the fulfillment of which its counsel advises may be illegal under applicable laws and regulations; or (iii) if circumstances outside the control of the Sponsor, the Marketing Agent or the Custodian make it for all practical purposes not feasible for the Units to be delivered under the Redemption Order. The Sponsor may also reject a Redemption Order if the number of units being redeemed would reduce the remaining outstanding units to 100,000 units (i.e., two baskets) or less, unless the Sponsor has reason to believe that the placer of the Redemption Order does in fact possess all the outstanding units and can deliver them.

7.

The Sponsor may, in its discretion, suspend the right of redemption, or postpone the Redemption Distribution Date, (1) for any period during which NYSE Arca, the NYMEX, or any of the Futures Exchanges upon which a Benchmark Component Futures Contract is traded is closed other than customary weekend or holiday closings, or trading is suspended or restricted, (2) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of Treasuries or other assets of the Fund is not reasonably practicable, or (3) for such other period as the Sponsor determines to be necessary for the protection of the Unitholders. None of the Sponsor, the Marketing Agent, the Administrator or the Custodian will be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

REDEMPTION T+3

1.	By 3:00 PM New York time, the Authorized Purchaser delivers free to the relevant account at DTC the Baskets to be redeemed.

2.

If the Custodian does not receive from a redeeming Authorized Purchaser all Units comprising the Baskets being redeemed by 3:00 PM New York time, (i) the Custodian will, only upon instruction from the Sponsor, settle the Redemption Order to the extent of whole Baskets received from the Authorized Purchaser and (ii) the Marketing Agent will keep the redeeming Authorized Purchaser’s Redemption Order open until 9:00 AM New York time on the following Business Day (REDEMPTION T+4) as to the balance of the Redemption Order (such balance, the “Suspended Redemption Order”). For each day (whether or not a Business

6

Day) the Redemption Order is held open, the Authorized Purchaser will be charged the greater of $300 or $30 times the number of Units included in the Suspended Redemption Order, as determined in the sole discretion of the Sponsor.

REDEMPTION T+4

1.

By 9:00 AM New York time, the redeeming Authorized Purchaser must deliver free to the account at DTC the Basket(s) comprising the Suspended Redemption Order. The Marketing Agent will settle the Suspended Redemption Order to the extent of whole Baskets received. Any balance of the Suspended Redemption Order may be cancelled at the discretion of the Sponsor.

2.	The sequence of instructions and events related to the settlement of the Suspended Redemption Order on REDEMPTION T+4 will be made in the manner provided for a Redemption Order under REDEMPTION T+3.

* * * *

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EXHIBIT B

PURCHASE/REDEMPTION ORDER FORM

FOR [                                                                         ] FUND

CONTACT INFORMATION FOR ORDER EXECUTION:

Telephone order number:	Telex Number
Facsimile number:	Business Number

ALL ITEMS IN PART I MUST BE COMPLETED BY AN AUTHORIZED PURCHASER. THE SPONSOR AND/OR THE MARKETING AGENT, IN THEIR DISCRETION, MAY REJECT ANY ORDER NOT SUBMITTED IN COMPLETE FORM.

I.	TO BE COMPLETED BY AUTHORIZED PURCHASER:

Date:	Time:
Broker Name:	Firm Name:
NSCC Participant Number:	DTC Participant Number:
Telephone Number:	Telex Number:
Fax Number:

Type of Order (Check One)

Amount Created Units (50,000 Units)

Amount Written Out

Amount Redeemed Units (50,000 Units)

Amount Written Out:

Order #:

Pursuant to Section 17 CFR 4.21(b), the above-listed Fund may not accept or receive funds, securities or other property from a prospective participant unless it first receives from the prospective participant the following acknowledgment:

IN ADDITION TO THE PLACEMENT OF THE ORDER ABOVE, ON BEHALF OF THE AUTHORIZED PURCHASER AS A PROSPECTIVE PARTICIPANT OF THE ABOVE-LISTED FUND, I HEREBY ACKNOWLEDGE AND AFFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THE UNITED STATES COMMODITY INDEX FUNDS TRUST AND THE ABOVE-LISTED FUND.

By: , an Authorized Person

Name:

1

TO BE COMPLETED BY ALPS DISTRIBUTORS, INC.:

This certifies that the above order has been:

Accepted by the Marketing Agent (for purchase or redemption)

Declined -	Reason:

Date	Time	Authorized Signature

2

EXHIBIT C

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

OFFICER’S CERTIFICATE

The undersigned, a duly authorized officer of United States Commodity Funds LLC, a Delaware limited liability company (the “Sponsor”), and pursuant to Section 13(d) of the Authorized Purchaser Agreement dated as of                                         , as amended or supplemented (the “Authorized Purchaser Agreement”) by and among the Sponsor, the United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of the series established and designated by the Trust, the United States Commodity Index Fund, the United States Copper Index Fund, the United States Metals Index Fund and the United States Agriculture Index Fund (each a “Fund” and collectively, the “Funds”), and [                    ], a Delaware corporation (the “Authorized Purchaser”), hereby certifies that:

1. Each of the following representations and warranties of the Sponsor is true and correct in all material respects as of the date hereof:

(a) the Prospectus for each Fund does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complies in all material respects with the requirements of the 1933 Act and the Prospectus complies in all material respects with the requirements of the 1933 Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; the conditions to the use of Form S-1 or S-3, if applicable, have been satisfied; the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no warranty or representation with respect to any statement contained in the Registration Statement or any Prospectus in reliance upon and in conformity with information concerning the Authorized Purchaser and furnished in writing by or on behalf of the Authorized Purchaser to the Sponsor expressly for use in the Registration Statement or such Prospectus; and neither the Sponsor nor any person known to the Sponsor acting on behalf of a Fund has distributed nor will distribute any offering material other than the Registration Statement or the Prospectus;

(b) the Trust has been duly formed and is validly existing as a statutory trust with separate series under the laws of the State of Delaware, as described in the Registration Statement and the Prospectus, and as described in the Prospectus, the Marketing Agent is authorized to issue and deliver the Baskets of the Fund’s Units to the Authorized Purchaser;

(c) the Sponsor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as described in the Registration Statement and the Prospectus, and has all requisite power and authority to execute and deliver this Agreement;

(d) the Sponsor is duly qualified and is in good standing in each jurisdiction where the conduct of its business requires such qualification;

(e) the outstanding Units have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

(f) the Units conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the holders of the Units will not be subject to personal liability by reason of being such holders;

(g) this Agreement has been duly authorized, executed and delivered by the Sponsor and constitutes the valid and binding obligations of the Sponsor, enforceable against the Sponsor in accordance with its terms;

(h) neither the Sponsor nor any Fund is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness) its constitutive documents, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Sponsor is a party or by which any of them or any of their properties may be bound or affected, and the execution, delivery and performance of this Agreement, the issuance and sale of Units to the Authorized Purchaser hereunder and the consummation of the transactions contemplated hereby does not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), respectively, the amended and restated limited liability company agreement of the Sponsor, as the same may be amended from time to time, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Sponsor is a party or by which, respectively, the Sponsor or any of its properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Sponsor;

(i) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Units other than registration of the Units under the 1933 Act and the registration of the Sponsor as a Commodity Pool Operator with the NFA under the CEA and the filing of the Prospectus with the National Futures Association, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered or any requirements for listing under the rules and regulations of NYSE Arca, Inc. (“NYSE Arca”);

2

(j) except as set forth in the Registration Statement and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Fund to issue or sell to it any Units or other equity interests of the Fund, and (ii) no person has the right to act as an underwriter or as a financial advisor to the Fund in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), and (ii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Sponsor on behalf of a Fund or a Fund to register under the 1933 Act any other equity interests of the Fund, or to include any such units or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise;

(k) each of the Sponsor and each Fund has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; the Sponsor is not in violation of, or in default under, or has not received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Sponsor;

(l) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed as required;

(m) except as set forth in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Sponsor’s knowledge after due inquiry, contemplated to which the Sponsor or a Fund, or (to the extent that such action, suit, claim, investigation or proceeding is or could be material in the context of the offering and sale of the Units) any of the Sponsor’s directors or officers, is or would be a party or of which any of their respective properties are or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

(n) Spicer Jeffries LLP, whose report on the audited financial statements of each Fund is filed with the SEC as part of the Registration Statement and the Prospectus, are independent public accountants as required by the 1933 Act;

(o) the audited financial statement(s) included in the Registration Statement, together with the related notes and schedules, presents fairly the financial position of the Fund as of the date indicated and has been prepared in compliance with the requirements of the 1933 Act and in conformity with generally accepted accounting principles; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and each Prospectus that are not included as required; and each Fund does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and each Prospectus;

3

(p) subsequent to the respective dates as of which information is given in the Registration Statement and each Prospectus, there has not been (i) any material adverse change, (ii) any transaction which is material to the Sponsor or the Fund taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Sponsor or the Fund, which is material to the Fund, (iv) any change in the Units purchased by the Authorized Purchaser or outstanding indebtedness of the Sponsor or the Fund or (v) any dividend or distribution of any kind declared, paid or made on such Units;

(q) each Fund is not and, after giving effect to the offering and sale of the Units, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act;

(r) except as set forth in the Registration Statement and the Prospectus, the Sponsor and the Trust own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights, trade secrets and other proprietary information applicable to each Fund and described in the Registration Statement and the Prospectus as being owned or licensed by the Sponsor or the Trust for use by each Fund (collectively, “Intellectual Property”);

(i)

except as set forth in the Registration Statement and each Prospectus, to the knowledge of the Sponsor, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Sponsor or the Trust;

(ii)	to the knowledge of the Sponsor, there is no infringement by third parties of any Intellectual Property;

(iii)

there is no pending or, to the knowledge of the Sponsor, threatened action, suit, proceeding or claim by others challenging the Sponsor’s or each Fund’s rights in or to any Intellectual Property, and the Sponsor is not aware of any facts which could form a reasonable basis for any such claim;

(iv)	there is no pending or, to the knowledge of the Sponsor, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property;

(v)

there is no pending or, to the knowledge of the Sponsor, threatened action, suit, proceeding or claim by others that the Sponsor or a Fund infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Sponsor is not aware of any facts which could form a reasonable basis for any such claim; and

4

(vi)	to the knowledge of the Sponsor, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property;

(s) all tax returns required to be filed by the Sponsor have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid; and no tax returns or tax payments are due with respect to the Trust as of the date of this Agreement;

(t) the Sponsor has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Sponsor or any other party to any such contract or agreement;

(u) on behalf of each Fund, the Sponsor has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act, giving effect to the rules and regulations, and SEC staff interpretations, thereunder)); such disclosure controls and procedures are designed to ensure that material information relating to each Fund, is made known to the Sponsor, and such disclosure controls and procedures are effective to perform the functions for which they were established; on behalf of each Fund, the Sponsor has been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect each Fund’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in each Fund’s internal controls; any material weaknesses in internal controls have been identified for such Fund’s auditors;

(v) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Sponsor believes to be reliable and accurate, and the Sponsor has obtained the written consent to the use of such data from such sources to the extent required; and

(w) neither the Sponsor, nor any of the Sponsor’s directors, members, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security or asset of the Fund to facilitate the sale or resale of the Units.

For purposes hereof, the term “Registration Statement” means the Registration Statement as amended or supplemented from time to time through and including the date hereof; the term “Preliminary Prospectus” means the preliminary prospectus dated                     , relating to the Units and any other prospectus dated prior to effectiveness of the Registration Statement relating to the Units; and the term “Prospectus” means the Prospectus as amended or supplemented from time to time through and including the date hereof.

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2. Each of the obligations of the Sponsor to be performed by it on or before the date hereof pursuant to the terms of the Agreement, and each of the provisions thereof to be complied with by the Sponsor on or before the date hereof, has been duly performed and complied with in all material respects. Capitalized terms used, but not defined herein shall have the meanings assigned to such terms in the Agreement.

IN WITNESS WHEREOF, I have hereunto, on behalf of the Sponsor, subscribed my name this      day of                 ,     .

By:
Name:	Nicholas D. Gerber
Title:	President

I, Howard Mah, in my capacity as Secretary, hereby certify that Nicholas D. Gerber is the duly elected President of the Sponsor, and that the signature set forth immediately above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first set forth above.

By:
Name:	Howard Mah
Title:	Secretary

6

ANNEX A

LIST OF SERIES TRUST(S) ESTABLISHED

BY THE UNITED STATES COMMODITY INDEX FUNDS TRUST

	Fund	Relevant Schedules
1.	United States Commodity Index Fund	Schedules 1 & 2 to this Agreement

2.	United States Copper Index Fund	Schedules 1A & 2 to this Agreement

3.	United States Metals Index Fund	Schedules 1B & 2 to this Agreement

4.	United States Agriculture Index Fund	Schedules 1C & 2 to this Agreement

SCHEDULE 1

TO THE AUTHORIZED PURCHASER AGREEMENT

DATED JANUARY 21, 2015

DEFINED TERMS RELATING TO

UNITED STATES COMMODITY INDEX FUND

Benchmark Component Futures Contract shall mean the Futures Contracts (as defined in the Prospectus) that at any given time make up the index of the Fund.

Business Day shall mean, for purposes of processing Purchase and Redemption Orders any day other than a day when any of the NYSE Arca, New York Mercantile Exchange or the New York Stock Exchange is closed for regular trading.

The Fund shall mean United States Commodity Index Fund.

Purchase Order Cut-off Time shall mean 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the Baskets are to be offered and sold, when such orders shall be placed by 9:00 AM New York time on the day agreed to by the Sponsor and the Authorized Purchaser.

Redemption Order Cut-off Time shall mean 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier.

Transaction Fee. The fee as stated in the Prospectus, as may be amended from time to time.

SCHEDULE 1A

TO THE AUTHORIZED PURCHASER AGREEMENT

DATED JANUARY 21, 2015

DEFINED TERMS RELATING TO

UNITED STATES COPPER INDEX FUND

Applicable Benchmark Component Futures Contract. Benchmark Component Copper Futures Contract.

Benchmark Component Copper Futures Contract. Futures Contracts (as defined in the Prospectus, as amended from time to time) that at any given time make up the index of the Fund.

Business Day. For purposes of processing Purchase and Redemption Orders, any day other than a day when any of the NYSE Arca, New York Mercantile Exchange or the New York Stock Exchange is closed for regular trading.

The Fund. The United States Copper Index Fund.

Purchase Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the baskets are to be offered and sold, when such orders shall be placed by 9:00 AM New York time on the day agreed to by the Sponsor and the Authorized Purchaser.

Redemption Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier.

Transaction Fee. The fee as stated in the Prospectus, as may be amended from time to time.

2

SCHEDULE 1B

TO THE AUTHORIZED PURCHASER AGREEMENT

DATED JANUARY 21, 2015

DEFINED TERMS RELATING TO

UNITED STATES METALS INDEX FUND

Applicable Benchmark Component Futures Contract. Benchmark Component Metals Futures Contract.

Benchmark Component Metals Futures Contract. Futures Contracts (as defined in the Prospectus, as amended from time to time) that at any given time make up the index of the Fund.

Business Day. For purposes of processing Purchase and Redemption Orders, any day other than a day when any of the NYSE Arca, New York Mercantile Exchange or the New York Stock Exchange is closed for regular trading.

The Fund. The United States Metals Index Fund.

Purchase Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the baskets are to be offered and sold, when such orders shall be placed by 9:00 AM New York time on the day agreed to by the Sponsor and the Authorized Purchaser.

Redemption Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier.

Transaction Fee. The fee as stated in the Prospectus, as may be amended from time to time.

3

SCHEDULE 1C

TO THE AUTHORIZED PURCHASER AGREEMENT

DATED JANUARY 21, 2015

DEFINED TERMS RELATING TO

UNITED STATES AGRICULTURE INDEX FUND

Applicable Benchmark Component Futures Contract. Benchmark Component Agriculture Futures Contract.

Benchmark Component Agriculture Futures Contract. Futures Contracts (as defined in the Prospectus, as amended from time to time) that at any given time make up the index of the Fund.

Business Day. For purposes of processing Purchase and Redemption Orders, any day other than a day when any of the NYSE Arca, New York Mercantile Exchange or the New York Stock Exchange is closed for regular trading.

The Fund. The United States Agriculture Index Fund.

Purchase Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier, except in the case of an Authorized Purchaser’s initial order to purchase one or more Creation Baskets on the first day the baskets are to be offered and sold, when such orders shall be placed by 9:00 AM New York time on the day agreed to by the Sponsor and the Authorized Purchaser.

Redemption Order Cut-off Time. 10:30 AM New York time or the close of regular trading on NYSE Arca, whichever is earlier.

Transaction Fee. The fee as stated in the Prospectus, as may be amended from time to time.

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SCHEDULE 2

TO THE AUTHORIZED PURCHASER AGREEMENT

DATED JANUARY 21, 2015

FORM OF CERTIFIED AUTHORIZED PERSONS OF

AUTHORIZED PURCHASER FOR

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES METALS INDEX FUND

UNITED STATES AGRICULTURE INDEX FUND

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Authorized Purchaser Agreement dated as of                                         , as amended or supplemented (the “Authorized Purchaser Agreement”) by and among United States Commodity Funds LLC, a Delaware limited liability company (the “Sponsor”), the United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of the series established and designated by the Trust, the United States Commodity Index Fund, the United States Copper Index Fund, the United States Metals Index Fund and the United States Agriculture Index Fund (each a “Fund”), and [                    ], a Delaware corporation (the “Authorized Purchaser”) or any other notice, request or instruction on behalf of the Authorized Purchaser pursuant to the aforementioned agreement.

Authorized Purchaser:

Name:
Title:
Signature:
E-Mail Address:
Telephone:

Name:
Title:
Signature:
E-Mail Address:
Telephone:

5

The undersigned,                                         of [                    ], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Authorized Purchaser Agreement and that their signatures set forth above are their own true and genuine signatures.

IN WITNESS WHEREOF, the undersigned has hereby set his/her hand and the seal of [            ] on the date set forth below.

Signature:
Name:

6

ANNEX B

FORM OF AMENDMENT AGREEMENT TO ADD SERIES TRUST(S) TO

TO THE AUTHORIZED PURCHASER AGREEMENT

This Amendment to the Authorized Purchaser Agreement dated                      (this “Amendment”), is made and entered into by and among United States Commodity Funds LLC, a Delaware limited liability company (the “Sponsor”), the United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of the United States Commodity Index Fund and [INSERT FUND NAME] (each, a “Fund”), and [AUTHORIZED PURCHASER], a [STATE/ TYPE OF ENTITY] (the “Authorized Purchaser”) (each, a “Party” and collectively, “the Parties”).

WHEREAS, the Parties have entered into a certain Authorized Purchaser Agreement dated                      (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein by amending Annex A of this Agreement and supplementing this Agreement with the attached Schedules 1 and 2 to this Amendment.

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the parties hereto agree as follows:

I.	AMENDMENTS

The Agreement is hereby amended by making the following change to Annex A thereto:

LIST OF SERIES TRUST(S) ESTABLISHED

BY THE UNITED STATES COMMODITY INDEX FUNDS TRUST

	Fund	Relevant Schedules
1.	United States Commodity Index Fund	Schedules 1 & 2 to this Agreement
2.	United States Copper Index Fund	Schedules 1A & 2 to the Amendment Agreement dated
3.	United States Metals Index Fund	Schedules 1B & 2 to the Amendment Agreement dated
4.	United States Agriculture Index Fund	Schedules 1C & 2 to the Amendment Agreement dated
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The Parties acknowledge that Schedule 1 and 2 of this Amendment shall supplement and not supersede Schedules 1 and 2 of the Agreement.

II.	REPRESENTATIONS

Each Party represents to the other Parties that:-

(a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b) Powers. It has the power to execute and deliver this Amendment and to perform its obligations hereunder, and has taken all necessary action to authorize such execution, delivery and performance;

(c) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e) Obligations Binding. Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

III.	MISCELLANEOUS

(a) Entire Agreement. The Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(b) Counterparts. This Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(c) Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e) Terms. Terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

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(f) Agreement. Any and all references to the Agreement shall hereafter refer to the Agreement as amended by this Amendment and as the same may be amended, supplemented or modified from time to time. Unless otherwise defined herein, capitalized terms not defined herein shall have the same meanings assigned to such terms in the Agreement as amended by this Amendment.

Except as amended hereby, all other terms and conditions of the Agreement shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

UNITED STATES COMMODITY FUNDS LLC

By:
Name:
Title:

UNITED STATES COMMODITY INDEX FUNDS TRUST, on its own behalf and on behalf of the United States Commodity Index Fund, the United States Copper Index Fund, the United Metals Index Fund and the United States Agriculture Index Fund

By: United States Commodity Funds LLC, as Sponsor

By:
Name:
Title:

[AUTHORIZED PURCHASER]

By:
Name:
Title:
Address:
Telephone:
Facsimile:

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SCHEDULE 1

TO THE AMENDMENT AGREEMENT DATED

DEFINED TERMS RELATING TO

[INSERT NAME OF FUND]

Benchmark Component Futures Contract shall mean                     .

Business Day shall mean                     .

The Fund shall mean                     .

Purchase Order Cut-off Time shall mean                     .

Redemption Order Cut-off Time shall mean                     .

Transaction Fee shall mean                     .

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SCHEDULE 2

TO THE AMENDMENT AGREEMENT DATED

FORM OF CERTIFIED AUTHORIZED PERSONS

OF AUTHORIZED PURCHASER FOR [INSERT FUND NAME]

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Authorized Purchaser Agreement dated as of                     , as amended or supplemented (the “Authorized Purchaser Agreement”) by and among United States Commodity Funds LLC, a Delaware limited liability company (the “Sponsor”), the United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of the series established and designated by the Trust, the [INSERT FUND NAME] (the “Fund”), and [AUTHORIZED PURCHASER], a [STATE/ TYPE OF ENTITY] (the “Authorized Purchaser”) or any other notice, request or instruction on behalf of the Authorized Purchaser pursuant to the aforementioned agreement.

Authorized Purchaser:

Name:

Title:

Signature:

Name:

Title:

Signature:

Name:

Title:

Signature:

The undersigned, [name], [title] of [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Authorized Purchaser Agreement and that their signatures set forth above are their own true and genuine signatures.

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IN WITNESS WHEREOF, the undersigned has hereby set his/her hand and the seal of [company] on the date set forth below.

Subscribed and sworn to before me
this day of , .

By:
Name:
Signature:

Notary Public

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